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                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS


                                   FORM 8-K/A


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 11, 1997
                                (Date of Report)


                        INSTANT VIDEO TECHNOLOGIES, INC.
       (Exact Name of Small Business Issuer as Specified in its Charter)

                         Commission File No. 33-35580-D



                DELAWARE                               84-1141967
      ----------------------------               ----------------------
      (State or Other Jurisdiction                  (I.R.S. Employer
            of Incorporation)                    Identification Number)


                         500 SANSOME STREET, SUITE 503

                        SAN FRANCISCO, CALIFORNIA 94111
                        -------------------------------
                    (Address of Principal Executive Offices,
                              Including Zip Code)


       Registrant's Telephone Number, Including Area Code: (415) 391-4455




                                      001
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of March 27, 1997, the Board of Directors of the Company has elected to dismiss Evers & Company Ltd. as its certifying accountant and replace Evers & Company with KPMG Peat Marwick, pending completion of the necessary client approval process. The client approval was complete as of April 11, 1997.

This change has been approved by the Company's Board of Directors, and is a result of the Company's desire to utilize the services of a national accounting firm. There is no time in the past two years that the former accountant's report on the financial statements contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through March 27, 1997, preceding the dismissal of Evers & Company, there were no disagreements with said former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of said former accountants, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

During the two most recent fiscal years, and any subsequent interim period prior to engaging KPMG Peat Marwick, neither the Company nor someone on its behalf consulted with KPMG Peat Marwick regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.










                                      002

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

Exhibit                                                               Sequential
  No.           Description                           Location        Page No.
-------         -----------                           --------        ----------

 16.1           Letter from Evers & Company Ltd.      Attached        Page 4


                                      003
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                       [EVERS & COMPANY, LTD. LETTERHEAD]

===============================================================================



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Instant Video Technologies, Inc. dated April 11, 1997.


EVERS & COMPANY, LTD.

Phoenix, Arizona
April 11, 1997

                                     004
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INSTANT VIDEO TECHNOLOGIES, INC.


Dated: April 11, 1997           By: /s/ Gary R. Familian
                                    ------------------------------------
                                    Gary R. Familian, President/
                                    Chief Executive Officer


                                      005